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                         UBS PACE SELECT ADVISORS TRUST

       SUPPLEMENT TO THE PROSPECTUS RELATING TO CLASS A, CLASS B, CLASS C
         AND CLASS Y ("MULTI-CLASS PROSPECTUS") DATED NOVEMBER 29, 2002


                                                              September 15, 2003


Dear Investor,

     The purpose of this supplement is to advise you that, effective September 30, 2003, the 1.00% maximum front-end sales charge imposed on purchases of Class C shares of the UBS PACE Funds will be eliminated and to update the prospectus with respect to involuntary redemptions.

     Therefore, the line item "Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a % of offering price)" for Class C shares in the "Expenses and Fee Tables" section, under the heading "Shareholder Transaction Expenses (fees paid directly from your investment when you buy or sell fund shares)," is revised from "1.00%" to "None" for each Fund.

     In the "Managing Your Fund Account" section under the heading "Class C Shares," the following language is deleted:

               Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in a Fund.




                                                                         REALLOWANCE TO
                      SALES CHARGE AS A PERCENTAGE OF:                   SELECTED DEALERS AS
                                                                         PERCENTAGE
                OFFERING PRICE              NET AMOUNT INVESTED          OF OFFERING PRICE
                --------------              -------------------          -----------------
                    1.00%                        1.01%                        1.00%

     In the "Managing Your Fund Account" section under the heading "Class C Front-end Sales Charge Waivers," the following language is deleted:

          Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and


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     -    you were the Financial Advisor's client at the competing brokerage firm

     - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

With respect to involuntary redemptions, the following language supplements the sub-section on "Selling Shares" on page 77 of the prospectus:

          To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global Asset Management reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

                                                                 Item No. ZS-213

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